UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Applied Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 10, 2016.

APPLIED MATERIALS, INC.

3225 OAKMEAD VILLAGE DRIVE P.O. BOX 58039, M/S 1241 SANTA CLARA, CA 95054

Meeting Information
Meeting Type: Annual Meeting of Stockholders
For holders as of: January 14, 2016
Date: March 10, 2016 Time: 11:00 a.m., Pacific Time
Location: Applied Materials, Inc.
Corporate Offices 3050 Bowers Avenue Building I Santa Clara, California 95054

You are receiving this communication because you hold shares in Applied Materials, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 25, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now over the Internet, go to www.proxyvote.com. You may vote over the Internet up until 11:59 p.m. Eastern Time on Wednesday, March 9, 2016. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card containing a toll-free telephone number.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all of

the nominees listed below and FOR proposals 2 and 3:

1.      Election of Directors

 Nominees:

 1a.  Willem P. Roelandts

 1b.  Xun (Eric) Chen

 1c.  Aart J. de Geus

 1d.  Gary E. Dickerson

 1e.  Stephen R. Forrest

 1f.   Thomas J. Iannotti

 1g.  Susan M. James

 1h.  Alexander A. Karsner

 1i.   Adrianna C. Ma

 1j.   Dennis D. Powell

 1k.  Robert H. Swan

2.      Approval, on an advisory basis, of the compensation

         of Applied Materials’ named executive officers.

3.      Ratification of the appointment of KPMG LLP as

         Applied Materials’ independent registered public

         accounting firm for fiscal year 2016.

The Board of Directors recommends you vote AGAINST proposal 4:

4.      Stockholder proposal titled “Shareholder Proxy

         Access.”

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.